Prepayments and other receivables (Details) - USD ($) $ in Thousands	Dec. 31, 2024	Dec. 31, 2023
Prepayments and other receivables
V.A.T.	$ 3,734	$ 4,310
Income tax payments in advance	1,112	3,685
Other prepaid taxes	227	23
To be recovered from co-venturers (Note 34)	9,740	8,630
Prepayments and other receivables	13,484	12,311
Advanced payment for business transaction in Argentina	54,084
Total prepayments and accrued income	82,381	28,959
Current	79,731	25,896
Non-current	$ 2,650	$ 3,063